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                                                                   Exhibit 10.50

        FREE TRANSLATION OF THE LOAN AGREEMENT ISSUED THE 16th MARCH 2007
          BETWEEN ANGLO IRISH BANK (SUISSE) SA AND MYMETICS CORPORATION

                                 LOAN AGREEMENT

between

ANGLO IRISH BANK (SUISSE) S.A., a Swiss banking institution whose registered office is at 7 rue des Alpes, Geneva, represented by Simon COLE and Philippe MOSER, hereinafter the (Lender) of the one part, and MYMETICS CORPORATION, whose registered office is at 14 rue de la Colombiere, 1260 Nyon, Switzerland, hereinafter the (Company) of the other, (hereinafter referred to collectively as the (Parties).

Article 1 Loan

The Lender hereby grants to the Company, on the terms set out herein, a loan of five hundred thousand euros ((euro) 500,000.--) (hereinafter the (Funds).

Article 2 Purpose of the loan

To finance repayment of a loan granted by MFC Merchant Bank SA.

Article 3 Advance of funds

     The Funds shall be made available to the Company from 16 March 2007.

Article 4 Interest

4.1 The borrowed funds shall bear interest at five percent (5%) per annum from the date on which they are effectively made available.

4.2 Interest owing shall be payable at maturity of the loan (Article 4 below)

4.3 Should the rate of interest specified not be in accordance with the Circular issued by the Swiss Federal Tax Authority relative to maximum rates of interest applicable to shareholder loans, it shall be modified accordingly.

Article 5 Term of the loan

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5.1 The loan is granted for a term of twelve months from the date on which the funds are effectively made available

5.2 The Company shall be entitled to make early repayment of the loan.


Article 6 Applicable law and jurisdiction

6.1 This agreement shall be subject to Swiss law.

6.2 Any dispute arising between the Parties in relation to the conclusion, interpretation or performance of this agreement shall be submitted to the exclusive jurisdiction of the canton of Geneva, subject to appeal remedies to the [Swiss] Federal Court.

Executed in Geneva in two original counterparts on 16 March 2007.

ANGLO IRISH BANK (SUISSE) SA

Simon COLE                              Philippe MOSER


/s/ Simon COLE                          /s/ Philippe MOSER
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MYMETICS CORPORATION

Ernst Luebke                            Christian Rochet
Chief Financial Officer                 President and CEO


/s/ Ernst Luebke                        /s/ Christian Rochet
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